                                                                   EXHIBIT 10.23






                                  AMERITRADE



                                    LEASE






                               SOUTHROADS MALL


                              BELLEVUE, NEBRASKA







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ARTICLE I
DEMISED PREMISES AND SHOPPING CENTER

Section 1.01 Demised Premises
Section 1.02 Shopping Center
Section 1.03 Common Area
Section 1.04 Changes in Shopping Center and Common Areas

ARTICLE II
TERM OF LEASE

Section 2.01 Demised Term
Section 2.02 Options to Extend the Demised Term
Section 2.03 Lease Year
Section 2.04 Holding Over
Section 2.05 Option to Terminate

ARTICLE III
RENTAL

Section 3.01 Minimum Annual Rental
Section 3.02 Operating Expense Increase
Section 3.03 Payments
Section 3.04 Past Due Payments

ARTICLE IV
TENANT ALTERATIONS

ARTICLE V
OCCUPANCY AND USE OF DEMISED PREMISES

Section 5.01 Occupancy
Section 5.02 Use

ARTICLE VI
ASSIGNMENT AND SUBLETTING

Section 6.01 Assignment
Section 6.02 Expense
Section 6.03 Subletting
Section 6.04 Non-Release



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ARTICLE VII
UTILITY SERVICES

Section 7.01 Payment
Section 7.02 Suspension of Service

ARTICLE VIII
TENANT'S OBLIGATION

Section 8.01 Tenant's Obligation
Section 8.02 Landlord's Obligation
Section 8.03 Remodeling
Section 8.04 No Lien Clause
Section 8.05 Removal of Tenant's Property

ARTICLE IX
INDEMNIFICATION AND INSURANCE

Section 9.01 Indemnification
Section 9.02 Insurance to be Furnished by Landlord
Section 9.03 Waiver of Claim
Section 9.04 Title Insurance

ARTICLE X
DAMAGE TO DEMISED PREMISES

Section 10.01 Damage to Demised Premises

ARTICLE XI
EMINENT DOMAIN

Section 11.01 Condemnation of Demised Premises
Section 11.02 Condemnation of Parking Area
Section 11.03 Condemnation Award

ARTICLE XII
COMMON AREA AND PARKING

Section 12.01 Control of Common Area by Landlord
Section 12.02 Tenant Reimbursement
Section 12.03 License
Section 12.04 Parking





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ARTICLE XIII
SIGNS

Section 13.01 Consent as to Signs

ARTICLE XIV
TAXES

Section 14.01 Real Estate Taxes and Assessments and Payment

ARTICLE XV
INSOLVENCY OR BANKRUPTCY

Section 15.01 Insolvency or Bankruptcy

ARTICLE XVI
DEFAULT

Section 16.01 Rights on Tenant's Default
Section 16.02 Default of Landlord
Section 16.03 Status of Landlord

ARTICLE XVII
MISCELLANEOUS

Section 17.01 Waivers
Section 17.02 Remedies Cumulative
Section 17.03 Subordination
Section 17.04 Warranties
Section 17.05 Notices and Certificates
Section 17.06 Relationship of Parties
Section 17.07 Construction
Section 17.08 Consent
Section 17.09 Law of Nebraska
Section 17.10 Costs
Section 17.11 Lease Memorandum
Section 17.12 Force Majeure
Section 17.13 Brokerage Involvement
Section 17.14 Landlord's Rules
Section 17.15 Complete Agreement
Section 17.16 Successors in Interest


Signature Page
Addenda





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

                                     LEASE

THIS LEASE, executed as of January 19, 1998 by and between UNITED INVESTMENT JOINT VENTURE d/b/a SOUTHROADS MALL, as Managing Agent for SOUTHROADS SHOPPING CENTER LIMITED LIABILITY COMPANY with its principal office at 1001 FORT CROOK ROAD, BELLEVUE, NEBRASKA 68005 ("Landlord") and AMERITRADE HOLDING CORP. with its principal office at 4211 SOUTH 102ND STREET, OMAHA, NEBRASKA 68127 ("Tenant") WITNESS THAT, in consideration of the mutual covenants hereinafter contained, and each act performed hereunder by either of the parties, Landlord and Tenant agree as follows:

                                   ARTICLE I

                      DEMISED PREMISES AND SHOPPING CENTER

     Section 1.01 Demised Premises

     Landlord hereby lets and demises to Tenant, and Tenant hereby leases from Landlord the storeroom outlined in red in Exhibit "A" which is attached hereto and by reference made a part hereof, consisting of approximately 132,000 square feet of leased area as measured from the outside of the rear wall to the outside of the front wall, and from the center of the side wall to the center of the opposite side wall (the "Demised Premises") located at SOUTHROADS MALL 1001 FORT CROOK ROAD, BELLEVUE, NEBRASKA 68005. Landlord reserves to itself the use of the roof, exterior walls, and the area above and below the Demised Premises together with the right to maintain, use, repair, and replace pipes, ducts, conduits, wires and structural easements leading through the Demised Premises and which serve other parts of the "Shopping Center", as that term is defined in Section 1.02; provided that such uses shall not interfere with Tenant's use of the Demised Premises.

     Section 1.02 Shopping Center

     The Demised Premises are located in the Southroads Shopping Center, as depicted in "Exhibit A", by reference made a part hereof (The "Shopping Center"). Landlord reserves the right to add other land and/or buildings to the Shopping Center.

     Section 1.03 Common Area

     The term "Common Area" shall mean all areas, improvement, space equipment and special services in or at the Shopping Center provided by Landlord for the common or joint use and benefit of tenants of the Shopping Center, their officers, employees, agents, servants, customers and other invitees, including all parking areas (subject to Tenant's rights in the Parking Area (as hereinafter defined) as set forth below), access roads, driveways, entrances and exits, retaining walls, landscaped areas, truck serviceways or tunnels, loading docks, pedestrian malls, courts, stairs, ramps and sidewalks, exterior stairs, comfort and first aid stations,




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washrooms and parcel pick-up stations, on-site and off-site signs identifying or advertising the Shopping Center and maintenance buildings.

     Section 1.04 Changes in Shopping Center and Common Areas

     Landlord reserves the right to change the Shopping Center, except the Parking Area and the Demised Premises as defined herein, by adding land and/or buildings thereto and/or by changing therein the number and location of buildings, building dimensions, the exterior facade of buildings, the number floors in any of the buildings, store dimensions, the identity and type of other stores and tenancies, and the Common Area, provided only that the size of the Demised Premises shall not be changed, and reasonable access to the Demised Premises and the parking facilities to be provided shall not be materially impaired nor shall Tenant's use of the Demised Premises be limited.

                                  ARTICLE  II

                                  TERM OF LEASE

     Section 2.01 Demised Term

     The "Demised Term" of this Lease and Tenant's obligation to pay rental hereunder shall commence on the "Commencement Date" which shall be the earlier of (a) the day following the last day allowed to Tenant for completion of "Tenant's Alterations" as that term is hereinafter defined, or (b) the day which Tenant shall open the Demised Premises for business operations, and shall end ten (10) years from (I) the Commencement Date if the Commencement Date is the first day of a calendar month, or (II) the first day of the first calendar month following the commencement date if the Commencement Date is not the first day of a calendar month.

     Notwithstanding the foregoing provisions of this Section and except for any obligation Tenant to pay rental until such date as it shall initially become due, Landlord may enforce and Tenant agrees to be bound by the terms and conditions of this Lease from the date of execution hereof.

     Tenant hereby agrees that if it fails to surrender the Demised Premises at the end of the Demised Term, or any renewal thereof, Tenant will be liable to Landlord for any and all damages which Landlord shall suffer by reason thereof, and Tenant will indemnify landlord against all claims and demands made by any succeeding tenants against Landlord, founded upon delay by Landlord in delivering possession of the Demised Premises to such succeeding tenant. For the period of six (6) months prior to the expiration of the Demised Term, Landlord shall with reasonable notice to Tenant have the right to display on the exterior of the Demised Premises a "For Rent" sign and during such period Landlord may show the Demised Premises and all parts thereof to prospective tenants during normal business hours.


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     Section 2.02 Options to Extend the Demised Term

     Unless a Default (as defined herein) has occurred and is continuing at the time any option is exercised, Tenant shall have the right and option to extend the Lease Term for two additional periods of five years each at the rates set forth in Section 3.01, each commencing upon the expiration of the then existing term (a "Renewal Term"), unless this Lease shall expire or be terminated pursuant to any provision hereof. Tenant shall exercise its option to renew by giving notice of exercise of option no later than six (6) months prior to expiration of the then existing term.

     Section 2.03  Lease Year

     The term "Lease Year" is hereby defined to mean a period of twelve (12) consecutive months. The first full Lease Year shall commence on (I) the Commencement Date if the Commencement Date is January 1, or (II) January 1, following the Commencement Date if the Commencement Date is not January 1 and each succeeding full Lease Year shall commence on January 1. Any portion of the Demises Term commencing prior to the first full Lease Year or remaining after the expiration of the last full Lease Year shall be deemed a partial Lease Year.

     Section 2.04 Holding Over

     In the event Tenant remains in possession of the Demised Premises after the expiration of the Demised Term and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a tenant from month to month, subject to all conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy except that (i) the Minimum Annual Rental payable hereunder for each month during such holdover period shall be equal to one and one half (1 1/2) the monthly installment of Minimum Annual Rental payable during the last month of the Demised Term, and
(ii) all Additional Rental payable hereunder shall be prorated for each month during such holdover period. Such month to month rental is subject to change by thirty (30) days notice from Landlord.

     Section 2.05 Option to Terminate

     Tenant shall have the right and option to terminate the Lease on the Anniversary Date of the execution of this Lease provided that such termination may only be exercised if Tenant has given Landlord notice of such termination at least six (6) months prior to the date of termination.


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                                  ARTICLE III

                                     RENTAL

     Section 3.01 Minimum Annual Rental

     Commencing on the Commencement Date, the Tenant shall pay to the Landlord for the Lease Term and any Renewal Terms an annual rental in the amount set forth in Schedule A on the first day of each month in advance, in equal monthly installments. In the event the Commencement Date is other than the first date day of a calendar month, Tenant shall pay prorated rental from the Commencement Date to the first day of the first calendar month following the Commencement Date of the Minimum Annual Rental.

     Section 3.02 Operating Expense Increase

     The Minimum Annual Rental is deemed to include payment by Landlord for all of the expenses incurred in connection with the operation of the Shopping Center and in providing services and performing obligations of the Landlord with respect to the Demised Premises. Tenant has agreed to pay certain increases in those operating expenses for real estate taxes, fire and casualty insurance, and utilities incident to the heating and air conditioning system
(HVAC). The total expense for the year ending December 31, 1997, for the Shopping Center, for real estate taxes was $138,453.00, and for the insurance was $42,206.00 The amount allocable to the Demised Premises is determined by multiplying each number by a fraction whose numerator is the number of square feet in the Demised Premises (132,000) and whose denominator is the number of square feet in the Shopping Center (451,000). Landlord will continue to be responsible for the base expense for such items as determined at December 31, 1997, plus an additional three percent for each Lease Year thereafter, determined on a cumulative basis in the same manner as the annual increases in Minimum annual Rental on Exhibit A. The additional three percent shall apply to the total amount of such expenses rather than each individual item. The amount by which the total actual expense for the specified items shall exceed the base expense amount (including the three percent annual additions) shall be reimbursed to Landlord by Tenant as additional rent. Landlord shall provide a report to Tenant within ninety (90) days after the end of each Lease Year detailing the actual expense and the amount by which the actual expense exceeds the base amount expense, if any. Tenant shall pay the excess amount to Landlord within thirty (30) days after receipt of such report.

     With respect to the HVAC, Landlord agrees to replace or add to the existing heating air conditioning system, presently located on the roof of the Demised Premises, with a new or improved system which will be capable of heating and cooling the Shopping Center with no less capacity than the existing system. It will also be capable of heating and cooling the Demised Premises separately from the remainder of the Shopping Center. Tenant will require and Landlord will provide heating and cooling on the basis of 24 hours per day. The new system will be adequate to provide such service on a continuous basis with appropriate backup support when repairs or maintenance are being performed. The new system must be approved by Tenant





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

and will be installed during the period when Tenant is constructing the improvements in the Demised Premises as provided in Article IV. The new system shall be fully operational on or before the Commencement Date. The utility charge for the HVAC will not be able to be determined until the new system has been operational for at least one full year. Landlord will provide separate metering to the Demised Premises to separately allocate the charge for HVAC utilities. The amount charged for such utilities for the first Lease year shall be the base expense for the HVAC operating expense, and Landlord shall be responsible for that amount plus an additional three percent for each Lease Year thereafter in the same manner as for real estate taxes and insurance described above. At the end of the second Lease Year, the amounts for which the Landlord is then responsible for real estate taxes, insurance and HVAC charges will be totaled together, and the three percent increase will apply thereafter to the total number of all these expenses rather that to each individual item.

     Tenant acknowledges that its intended use of the Demises Premises on the basis of 24 hours per day is more extensive than the usage by other Tenants in the Shopping Center. Tenant agrees to reimburse the Landlord for the amount by which the cost of utilities per square foot for HVAC for the Demised Premises exceeds the costs incurred per square foot for the remainder of the Shopping Center. The cost of this extended usage shall be determined each Lease Year by multiplying the total cost allocated to the Demised Premises by a fraction, the numerator of which will be the difference between the total number of hours of actual cooling time in the Demised Premises over the total number of hours of actual cooling time in the remainder of the Shopping Center, and the denominator of which will be the total number of hours of actual cooling time in the Demised Premises. The amount so determined will be paid to Landlord as additional rent as provided above. The remaining amount will be the amount to be considered for base expenses purposes in the same manner as real estate taxes and insurance.

     Section 3.03 Payments

     Rental checks are to be made payable to Landlord and mailed to Landlord at SOUTHROADS MALL, 1001 FORT CROOK ROAD NORTH, BELLEVUE, NE 68005, or otherwise as designated by Landlord from time to time in a written instrument delivered to Tenant.

     Section 3.04 Past Due Payments

     If any monthly installment of Minimum Rental, or other payment required under this Lease remains unpaid after the fifth (5) day of the calendar month in which it is due or any subsequent calendar month, a Fifty Dollar ($50.00) service charge may be charged by Landlord for each calendar month for which sum is unpaid or is delinquent, for the purpose of defraying the additional expenses incident to the handling of such overdue amount. If Tenant shall fail to pay any monthly installment of Minimum Rental within 10 days after such installment was due or if any other payment owing from Tenant to Landlord pursuant to this Lease is not paid when such payment was due and payable, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of one and one-half percent (1.5%) per month.


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                                   ARTICLE IV

                              TENANT ALTERATIONS

     Tenant shall make alterations ("Tenant Alternations") to the Premises at Tenant's expense, costing no less than $3,000,000.00. Such Tenant Alterations shall be subject to Landlord's approval, which shall not be unreasonably withheld and shall be supplied within 48 hours of Tenant's request or such longer period if reasonably required by Landlord, provided that in no case shall such approval take longer than one week. Furthermore, Tenant shall have the approval of Landlord to install satellite dishes on the roof of the Demised Premises, provided Tenant shall be responsible for any damage caused by the satellite dishes on their installation, maintenance, removal or otherwise. Landlord hereby consents to Tenant's addition of two to four exterior generators to the Demised Premises and the removal of the escalator from the Demised Premises. If, during Tenant Alterations, Tenant or Tenant's contractors determine that any hazardous waste, hazardous materials, chemical storage areas or asbestos are required to be removed or encapsulated under any applicable environmental law. Landlord shall have its contractor conduct such removal or encapsulation at Landlord's expense forthwith.

                                   ARTICLE V

                    OCCUPANCY AND USE OF DEMISED PREMISES

     Section 5.01 Occupancy

     The Demised Premises shall be used and occupied by Tenant for the purpose of conducting the Permitted Use under the Tenant's Trade name, and tenant shall not use, permit, or suffer the use for any other purpose. Permitted Use shall mean use as general office space and all activities generally related to Tenant's business activities as a brokerage service.

     Section 5.02 Use

     Tenant shall use the Demised Premises for no unlawful purpose or act; shall commit or permit no waste or damage to the Demised Premises; shall comply with and obey all laws, regulations, or orders of any governmental authority or agency, and all rules and regulations for the Shopping Center promulgated by Landlord from time to time; shall not do or permit anything to be done in or about the Demised Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Shopping Center or injure or annoy them; and shall not do or permit anything to be done which will invalidate the fire and extended coverage, public liability and property damage insurance on or as to the Demised Premises and/or the Shopping Center, or increase the premium rates therefore. Tenant shall comply with all requests of any carrier of the foregoing insurance risks. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Shopping Center of any of the Shopping Center rules and regulations promulgated by Landlord pursuant to Section 17.14, but



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agrees to take reasonable measures to assure such other tenants' performance.
Tenant Agrees as follows:

     (a) All loading and unloading, deliveries, and shipping of goods shall be done at such times, in the areas, and through the entrances as designated by Landlord.

     (b)  There shall be no overnight parking in the Shopping Center.

     (c) No Aerial, Loudspeaker, or sound amplifier shall be erected on the roof or exterior walls of the Demised Premises, or on any other areas of the Shopping Center without the prior written consent of the Landlord.

     (d) No loudspeakers, televisions, phonographs, jukeboxes, radios or other devices shall be used in a manner so as to be heard other than by persons who are within the Demised Premises, without the prior written consent of the Landlord.

     (e) No activity shall take place on the Demised Premises which shall cause any odor which can be smelled other than by persons who are within the Demised Premises.

     (f) Tenant shall keep the Demised Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

     (g) The outside areas immediately adjoining the Demised Premises, including but not limited to the sidewalks in front of and in back of the Demised Premises, shall be kept clean and free from snow, ice, dirt, and rubbish by Tenant to the satisfaction of Landlord.

     (h) Tenant shall not permit or place any obstructions or merchandise outside of the Demised Premises.

     (i) The plumbing facilities in the Demised Premises shall not be used for any purpose other than that for which they are constructed, and no foreign substances of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant.

     (j)  Tenant shall keep all windows of the Demised Premises clean.

     (k) Tenant shall not keep, maintain or allow to be kept or maintained on the Demised Premises any vending or gaming machinery without written consent of the Landlord except such machinery as is a necessary part of Tenant's business as referred to in 5.01 above; provided, however, that Tenant shall be allowed to install and maintain vending machines to provide food service to its employees.




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                                   ARTICLE VI

                          ASSIGNMENT AND SUBLETTING

     Section 6.01 Assignment

     Tenant shall not in whole or in part assign, alienate, pledge, mortgage or otherwise transfer this Lease without the prior written consent of Landlord. If Tenant is a corporation, partnership or limited liability company, the alienation of ten percent (10%) or more of the ownership of such entity or its assets by its present owner or the merger, consolidation or other reorganization of Tenant shall be considered an assignment of this Lease and shall constitute a default by Tenant in Tenant's obligations under this Lease unless the prior written consent of Landlord is obtained.

     Section 6.02 Expense

     Tenant shall reimburse Landlord for the reasonable time and expense incurred by Landlord, not to exceed the sum of Two Hundred Fifty and No/100 Dollars ($250.00) processing any request of Tenant for approval by Landlord of assignment pursuant to this Lease.

     Section 6.03 Subletting

     Tenant shall have the right to sublet the Demised Premises or any portion thereof at any time without the prior written consent of Landlord provided that such subleasing of the Demised Premises shall in no way relieve Tenant of its responsibilities and obligations hereunder. Additionally, Landlord shall be entitled to fifty percent (50%) of any rent collected by Tenant in excess of Tenant's total rental obligation for the Demised Premises.

     Section 6.04 Non-Release

     No assignment or transfer or mortgage or subletting or other action by Tenant under this Article shall relieve Tenant or any guarantor or Tenant of the obligations of Tenant under this Lease.

                                  ARTICLE VII

                                UTILITY SERVICES

     Section 7.01 Payment

     During the Demised Term and any renewals thereof, Tenant shall pay all charges for electrical use (which shall be separately metered), not including HVAC charges which are addressed in Section 3.02, janitorial services and trash removal based upon or in connection with the Demised Premises. Landlord shall pay for all other utilities based upon or in connection

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with the Demised Premises including but not limited to assessments or charges for sewage disposal.

     Section 7.02 Suspension of Service

     Landlord reserves the right to suspend service of the heating, elevators, plumbing, air conditioning or other mechanical system in the Demised Premises and the Shopping Center, and sweeping, snow removal and maintenance of the Common Area, when necessary by reason of governmental regulations, civil commotion or riot, accident or emergency, or for repairs, alterations, or improvements which are in the judgment of Landlord desirable or necessary, or for weather or for any other reason beyond the power or control of Landlord. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if, during the Demised Term, because of conditions beyond Landlord's control, the quantity or character of any utility service is changed or is no longer available or suitable for Tenant's requirements. Landlord, however, shall use reasonable efforts to provide these services.

                                  ARTICLE VIII

                              TENANT'S  OBLIGATION

     Section 8.01 Tenant's  Obligation

     Tenant shall be responsible for all maintenance, repairs or replacements relating to the interior of the Demised Premises including electrical equipment. Additionally, Tenant shall be responsible for any signs placed on the exterior of Premises by Tenant and the exterior generator. The Demised Premises shall be kept in good repair and order at all times by Tenant. Tenant's obligation to maintain, repair and replace includes, but is not limited to: windows, window and door frames, all operating devices and all mechanical equipment located upon or in the Demised Premises and the sewer line from plumbing fixtures in the Demised Premises to the main sewer line of the Shopping Center. Landlord shall be responsible for all maintenance, repairs or replacement of heating, air conditioning and ventilation equipment ("HVAC") located outside of the Demised Premises which serve the Demised Premises. The Covenants of repair herein shall be subject to any warranties of contractors given in connection with the initial construction of the Demised Premises. Tenant shall replace glass relating to the interior or exterior of the Demised Premises and of the doors therein; provided, however, Landlord agrees to replace any cracked or broken glass that is caused by the settling of the structure relating to the Demised Premises or by any casualty covered by fire or extended insurance that may be carried by Landlord. Except in an emergency, Landlord shall access the HVAC equipment without entering the Demised Premises.

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

     Section 8.02  Landlord's Obligation

     Landlord shall be responsible for all maintenance, repairs, or replacements relating to the exterior of the Demised Premises, not to include any signs placed on the exterior of Premises by Tenant. Landlord shall keep the foundation, exterior wall (excluding windows, doors, window and door frames, and plate glass), roof, gutters, and downspouts relating to the Demised Premises in good condition and repair and make sure modifications or replacement thereof are made as may be necessary or required by law or ordinance. Landlord shall keep the Parking Area in the Shopping Center in good condition and repair. Any maintenance, repairs, or replacements to such foundation, walls, roof, downspouts, gutters, and structural parts relating to the Demised Premises or the Shopping Center made necessary by any acts of negligence of Tenant, or resulting from Tenant's operation of or to the Demised Premises, shall be paid for by Tenant. Landlord reserves and at all times shall upon reasonable notice have the right to re-enter the Demised Premises in any emergency, and also during regular business hours to inspect the same, and to alter, improve, or repair the Demised Premises and any portion of the Shopping Center or Common Area as may be reasonably required without abatement of rental, provided such activity does not materially interfere with Tenant's use of the Demised Premises.

     Section 8.03 Remodeling

     No remodeling, additions, alterations or structural change shall be made in the Demised Premises by Tenant (other than those permitted in connection with Section 4.01) without the prior written consent of Landlord. Tenant shall have the right, at Tenant's cost, to install any trade fixtures, partitions, equipment or other changes that it may find necessary to the conduct of Tenant's business. All such alterations, changes, partitions, and installations of trade fixtures and equipment shall be at the cost of Tenant, and Tenant hereby agrees to identify and save harmless Landlord from any and all costs or expense, including attorneys' fees, that Landlord may incur by reason of any claim for labor performed or material furnished that may arise by reason of the installation of any fixture or equipment or the installation of partitions by the Tenant as herein provided or alterations or remodeling or any work of any kind. Any and all trade fixtures and equipment installed by Tenant may be removed by it at the termination of this Lease, provided that Tenant shall not be in default in the performance of any of Tenant's obligations hereunder, and provided that Tenant shall repair any and all damaged caused to the Demised Premises by the removal of any such trade fixtures and equipment. If Landlord shall so request, Tenant shall remove at the end of the Demised Term, any partitions, alterations or trade fixtures installed by Tenant.

     Section 8.04 No Lien Clause

     No person shall ever be entitled to any lien, directly or indirectly derived through or under Tenant, or through or under any act or omission of Tenant, upon the Demised Premises, or any improvements now or hereafter situated thereon, or upon any insurance policies taken out upon the Demised Premises, or the proceeds thereof, for or on account of any labor or materials furnished to the Demised Premises, or for or on account of any matter or thing whatsoever; and

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

nothing in this Lease contained shall be construed to constitute a consent by Landlord to creation of any lien. In the event that any such lien shall be filed against the Demised Premises, Tenant shall cause such lien to be released within ten (10) days after notice of the filing thereof, or Tenant shall within such time certify to Landlord that Tenant has a valid defense to such claim and such lien and furnish to Landlord a bond, satisfactory to Landlord, indemnifying Landlord against the foreclosure of such lien. In addition to any other remedy herein granted, upon failure of Tenant to discharge such lien or to post a bond indemnifying Landlord against foreclosure of any such lien as above provided, Landlord may declare a default hereunder or Landlord, after notice to Tenant, may discharge such lien, and all expenditures and costs incurred thereby, with interest thereon, shall be payable as further rental hereunder at the next rental payment date.

     Section 8.05 Removal of Tenant's Property

     At the expiration of the term of this Lease, Tenant shall repair any damage caused by Tenant's removal of its personal property and shall leave the Demised Premises broom clean and in good working condition and repair inside.

                                   ARTICLE IX

                         INDEMNIFICATION AND INSURANCE

     Section 9.01 Indemnification

     Tenant shall INDEMNIFY AND SAVE HARMLESS Landlord from any loss, liability, cost or expense including attorneys' fees and court costs reasonably incurred by Landlord, arising out of or in connection with Tenant's use and occupancy of the Demised Premises or any products or services sold, to be sold or made available either thereon or from the Demised Premises, including any injuries to persons or damages to property, unless caused by the acts or omissions of Landlord.

     Section 9.02 Burglary and Vandalism

     Tenant shall be responsible at all times during the Demised Term for any loss, cost or expense by reason of damage to or destruction of the foundation, walls, roof, downspouts, gutters and structural parts relating to the Demised Premises if said damage or destruction, was caused by vandalism or burglary by Tenant's employees', guests or customers.

     Section 9.03 Insurance to be Furnished by Landlord

     Landlord shall keep the Shopping Center and any improvements and facilities of Landlord within the Common Areas insured during the Demised Term against loss or damage by fire and such other risks as are customarily covered by extended coverage endorsement, including loss of rent coverage, in amounts and with insurance carriers or companies decided upon by Landlord within its sole discretion; provided that such insurance coverage shall be in such amounts sufficient to replace the Demised Premises with insurance companies rated A:VI or better by Best's Insurance Guide.

     Tenant shall not at any time during the Demised Term do or omit to do anything in or about the Demised Premises which will in any way lend to increase the insurance rates upon any building comprising a part of the Shopping Center. Tenant shall pay to Landlord forthwith upon demand the entire amount of any increase in fire and extended coverage insurance premiums that may be charged during the Demised Term on the amount of insurance to be carried by Landlord on any building or other part of the Shopping Center resulting from the foregoing or from any act or omission of Tenant which shall increase the insurance rates upon any building or other part of the Shopping Center, whether or not Landlord shall have consented to such act or omission of Tenant. In the event of a dispute with regard to payment of any such increase in insurance premiums, a schedule or statement from the company providing the insurance coverage to be maintained by this Section as to the reason or reasons for such premium increase shall be deemed conclusive.

     Landlord shall carry public liability and property damage insurance on the Common Area and any other insurance Landlord deems reasonably necessary.

     Section 9.04 Waiver of Claim

     Landlord shall not be liable for and Tenant waives all claims against Landlord for damages to persons or property sustained by Tenant or Tenant's employees, agents, or servants resulting from the Demised Premises, or any equipment or appurtenances becoming out of repair, or resulting from any accident or occurrence in or about the Demised Premises, or resulting directly or indirectly from any act or neglect of any third person, firm or corporation, including any other tenants of the Shopping Center.

     Landlord hereby releases Tenant (and anyone claiming through or under Tenant) from any liability to Landlord (or any claiming through or under Landlord by way of subrogation or otherwise) for any loss or damage to Landlord's property (excepting and excluding all or any portion of such loss or damage not covered because of an applicable deductible clause or in excess of the amount of coverage provided) by the coverage afforded by the fire and casualty insurance required to be maintained under this Lease, even if such loss or damage shall have been caused by the fault or negligence of Tenant(or anyone claiming through or under Tenant) or its agents or employees. Tenant hereby releases Landlord from any liability or responsibility to Tenant (or anyone claiming through or under Tenant by way of subrogation or otherwise) for any loss or damage to Tenant's property caused by fire or other perils normally covered by standard fire insurance (with extended coverage endorsements), whether or not such property is actually insured against such loss or damage, even if such loss or damage shall have been caused by the fault or negligence of Landlord or its agents or employees. Any fire and casualty insurance obtained by Landlord or Tenant shall recognize this Section and contain an appropriate waiver of subrogation clause.

     Section 9.05 Title Insurance

     Tenant may order a title insurance commitment on the Demised Premises prepared by a title company ("Title Company") selected by Tenant insuring Tenant against loss or damage from and after the date when Tenant Alterations commence hereunder. Tenant shall pay for 1/2 of the cost incurred in searching title and acquiring leasehold title insurance policy and Landlord shall pay for 1/2 of the cost. Landlord shall cooperate with Tenant's efforts to acquire such title insurance. The ability to obtain title insurance satisfactory to Tenant in its judgment reasonably exercised as provided herein shall be a condition precedent to any of the obligations of Tenant and Landlord hereunder.

     Section 9.06 Liability Insurance

     Tenant shall carry comprehensive general liability and property damage insurance, including a products liability clause, covering Landlord and Tenant against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Premises. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Tenant's obligations under Section 18 hereof to the extent insurable, and a severability of interest" clause or endorsement which precludes the insurer from denying the claim of either Tenant or Landlord because of the negligence or other acts of the other, shall be in amounts of not less than $2,000,000.00 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Landlord may reasonably require from time to time, and shall be of form and substance reasonably satisfactory to Landlord.

                                   ARTICLE X

                           DAMAGE TO DEMISED PREMISES

     Section 10.01 Damage to Demised Premises

     In the event the Demised Premises are partially or totally destroyed by fire or other casualty, which is not caused by the negligent or willful actions of Tenant or Tenant's employees, Landlord and Tenant shall have the option either to rebuild and repair the Demised Premises or to terminate this Lease as hereinafter provided. (Partial destruction for these purposes shall mean that Tenant is unable to reasonably carry on its operations from the Demised Premises.) Either party shall give notice in writing to the other of the election to rebuild and repair or to terminate this Lease, as the case may be, within forty-five (45) days of the happening of the event of destruction or damage.

     In the event Landlord elects to rebuild and restore the Demised Premises, and Tenant does not remain in possession and operate Tenant's business during the period of rebuilding and repair, the Minimum Annual Rental shall abate (unless the casualty is a result of vandalism or burglary) based upon the portion of the Demised Premises until the Demised Premises have been rebuilt and repaired. If Tenant remains in possession and operated Tenant's business during the period of rebuilding and repair, the Minimum Annual Rental shall ablate (unless the casualty is a result of vandalism or burglary) based upon the loss of business, if any, resulting from such destruction during the period of building and repair, using a base figure, the gross sales of Tenant and of all licensees, concessionaires and tenants of Tenant, from all business conducted upon or from the Demised Premises, for the same period for the year immediately prior to the year, in which the casualty occurs, provided, however, (a) if the casualty shall occur during the first six (6) months of the Demised Term, the Minimum Annual Rental shall abate completely (unless the casualty is a result of vandalism or burglary) until Landlord rebuilds and repairs the Demised Premises, and (b) if the casualty shall occur during the period beginning on the first day of the seventh month and ending the last day of the twelth month of the first year of the Demised Term, the Minimum Annual Rental shall abate (unless the casualty is a result of vandalism or burglary) based upon the loss of business, if any, resulting from such destruction during the period of rebuilding and repair using as a base figure, the average of the monthly gross sales of Tenant and of all licensees, concessionaires and tenants or Tenant, from all business conducted upon or from the Demised Premises, for the period beginning on the first day of the first calendar month of the Demised Term and ending on the last day of the calendar month of the Demised Term occurring immediately prior to the casualty. In the event Landlord elects to rebuild and repair, Landlord shall proceed with the same as soon as practical and in all events such rebuilding and repair shall be completed within one hundred eighty (180) days after notice has been given of Landlord's intent to rebuild and repair, subject only to delays beyond Landlord's reasonable control.


                                   ARTICLE XI

                                 EMINENT DOMAIN

     Section 11.01 Condemnation of Demised Premises

     If the whole or any part of the Demised Premises shall be taken or acquired by any public or quasi-public authority under the power or threat of eminent domain, the Demised Terms shall cease as of the day possession is taken by such public or quasi-public authority, and Tenant shall pay rental up to that date with an appropriate refund by Landlord of such rental as may have been paid in advance for any period subsequent to the date possession is taken.

     Section 11.02 Condemnation of Parking Area

     If more than twenty-five percent (25 %) of that portion of the Common Area from time to time designated by Landlord as common parking areas, (the "Parking Area") shall be taken or acquired as aforesaid, and if Landlord within one year after such taking does not provide up to eighty percent (80%) of the number of parking spaces so taken in a location reasonably accessible to the Demised Premises, then Tenant, upon sixty (60) days notice, shall have the option, exercisable if at all, by giving such notice within ten (10) days after the expiration of said one year period, to terminate this Lease, and if before the effective date set forth in that notice such substitute parking spaces shall not have been provided, this Lease shall terminate and rental shall be paid or refunded as of the date of termination.

     Section 11.03 Condemnation Award

     All compensation awarded for any taking of the Demised Premises, the Building, the Shopping Center Area, or any interest in any of the same, shall belong to and be the property of Landlord, Tenant hereby assigning to Landlord all rights with respect thereto; provided, however, nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for moving expenses, or the expense of removal of Tenant's personal property and fixtures, or loss of Tenant's business good will, but only if such action shall not reduce the amount of the award or other compensation otherwise recoverable from the condemning authority by Landlord or the owner of the fee simple estate in the Shopping Center Area.

     Tenant shall be entitled to any award or payment for the value of Tenant's leasehold interest in the Lease. Tenant shall also be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of Tenant's personal property, the interruption of its business and moving expenses, but only if such claim or award does not adversely affect or interfere with the prosecution of Tenant's claim for the Taking.

                                  ARTICLE XII

                            COMMON AREA AND PARKING

     Section 12.01 Control of Common Area by Landlord

     The Common Areas shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce rules and regulations; to cause its concessionaires and suppliers, officers, agents, employees and independent contractors so to abide and conform; and to use its best efforts to cause its customers, invitees and licensees so to abide and conform, subject only to Tenant's rights to the Parking Area. Landlord shall have the right to construct, maintain and operate lighting facilities in an on the Common Area; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other facilities located in the Common Area, and to construct improvement thereon; to designate parking by tenants, their officers, agents and employees to employee parking area; to close all or any portion of the Common Area to such extent, if any, as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to discourage non-customer parking, and to do and perform such other acts in and to the Common Area as, in the use of good business judgment, Landlord shall determine to be advisable with a view to the improvements of the convenience and use thereof by tenants, their officers, agents, employees and customers, provided, however, that nothing contained herein shall allow Landlord to interfere with the rights to parking granted to Tenant and Tenant's employees under the provisions of this Lease. Landlord will operate and maintain the Common Area in such manner as Landlord, in its reasonable discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the property operation and maintenance of the Common Area.

     Section 12.02 Tenant Reimbursement

     If the Common Area, Parking Area or exterior roofing of the Demised Premises are not maintained in a reasonable manner by Landlord and such non-maintenance materially interferes with Tenant's business at the Demised Premises or Landlord shall have failed to pay the real estate taxes prior to the date such taxes become delinquent (except those taxes being protested by the Landlord in good faith and in due course) or to provide such services as are required under this Lease, Tenant shall have The right to pay for the one maintenance of said areas, pay said taxes or take such actions as may be necessary to ensure the provision of said services and demand reimbursement from Landlord the cost of such maintenance, taxes or services respectively, provided Tenant has given Landlord written notice specifying wherein Landlord has failed to meet its obligations in a reasonable manner and Landlord shall have failed to remedy such failure, with forty-five (45) days after receipt of such notice from Tenant. Tenant shall be entitled to offset or setoff such amounts against any monetary amounts owed to Landlord hereunder.

     Section 12.03 License

     Tenant shall be permitted to use the Common Area under a nonexclusive license, and if the amount of the Common Area be diminished, not to include the Parking Area, Landlord shall not be subject any liability and Tenant shall not be entitled to any compensation or diminution or abatement of rental, except as otherwise specifically provided elsewhere herein, and such diminution of the Common Area shall not be deemed constructive or actual eviction.

     Section 12.04 Parking

     Landlord shall reserve a total of up to 900 parking spaces In the Parking Area for exclusive use by Tenant and Tenant's employees gently as provided in Exhibit B (the "Parking Area"). Landlord and Tenant shall agree upon a more definitive Exhibit showing the location of parking stalls with dimensions of at least 10 feet by 19 feet 10 inches and adequate driving and turning lanes, prior to the Commencement Date. Additionally, Tenant shall have the right to the non-exclusive use of an additional 200 unassigned parking spaces in the remainder of the Common Area. Tenant shall have the right to reserve the Parking Area for its clients, employees and customers by signage and other reasonable indicia of Tenant's exclusive rights to the Parking Area. Landlord shall cooperate in reserving and enforcing the exclusivity of said Parking Area for Tenants's employees and customers. Tenant acknowledges that it may not need the entire 900 spaces at all times and agrees to cooperate with Landlord in making some part of the Parking Area available to other tenants of the Shopping Center during periods when Tenant has less demand for parking spaces. Tenant shall have substantially decreased demand after 5:00 p.m. on weekdays and the entire day on weekends. While Tenant is expanding its work force during the early months during the term of this Lease, Tenant may not have the need for all of the parking spaces in the Parking Area. Tenant reserves the right in its discretion to determine the number of parking spaces required for its purposes, but Tenant also agrees to cooperate with Landlord to make available such part of the Parking Area which is not required by Tenant at various times. Prior to the Commencement Date, Landlord shall sealcoat the Parking Lot.

                                 ARTICLE XIII

                                     SIGNS

     Section 13.01 Consent as to Signs

     Tenant may install a sign acceptable to Landlord on the front of the Demised Premises. All signs, lettering, advertising, decorating, lighting or any other thing of any kind visible from the exterior of the Demised Premises installed by Tenant shall be first approved in writing by Landlord and the location and method of installation of same shall be as designated or approved by Landlord. Plans showing the dimensions and type of sign, lettering, colors, mounting, brackets, advertising, decoration, lighting or any other thing of any kind together with the proposed location thereof shall be submitted to Landlord within (30) days following the execution of this Lease, and after installation shall be maintained in good condition and repair at all times by Tenant. Tenant shall give Landlord no less than forty eight (48) hours notice of the date of installation of the items described in this Section.

                                  ARTICLE XIV

                                     TAXES

     Section 14.01 Real Estate Taxes and Assessments and Payment

     Landlord shall pay all real estate taxes and assessments levied against all or any part of the Shopping Center except that Tenant shall reimburse Landlord for a certain portion of said taxes as set forth in Section 3.02.

                                  ARTICLE XV

                           INSOLVENCY OR BANKRUPTCY


     Section 15.01  Insolvency or Bankruptcy

     The appointment of a receiver to take possession of all or substantially all of the assets of Tenant or any of the persons constituting Tenant, or an assignment of Tenant or any of the persons constituting Tenant for the benefit of creditors or any action taken or suffered by Tenant or any of the persons constituting Tenant under any insolvency, bankruptcy, or reorganization act, shall constitute a breach of this Lease by Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or bankruptcy proceedings or otherwise and in no event shall this or any rights or privileges hereunder be an asset of Tenant or any of the persons constituting Tenant under any bankruptcy, insolvency, or reorganization proceedings.


                                 ARTICLE XVI

                                   DEFAULT


     Section 16.01 Rights on Tenant's Default

     In the event (a) of any default by Tenant after ten (10) days' notice in the payment when due of any rental provided in Article III or IV of this the or other sums owed by Tenant to Landlord, or (b) any other default by Tenant In its other obligations under this Lease which shall continue after ten days' written notice by Landlord to Tenant (provided, however, Landlord shall not be required to deliver a notice following any event described in Article VI or
XV), or (c) the admission in writing by Tenant or any such guarantor of its inability to pay its debts when due, then, in addition to any other rights or remedies Landlord may have be law or otherwise, Landlord shall have the right either to re-enter and repossess the premises without prejudice to any other rights or remedies Landlord may have, either in law or in equity, or Landlord may testate this Incise at its option. If Landlord shall terminate this Lease of Tenant's default, Landlord shall have the right to recover the full amount of all rents and other charges payable by Tenant under the terms of this Lease, as the same may be amended, for the remaining term of this Lease, plus all Landlord's reasonable and necessary costs in obtaining, taking possession, altering, fixing up and re-letting of the Demised Premises, including attorneys fees and court costs including broker's fees. However, Tenant shall be entitled to a credit against such damages of the full amount of the rent which can be reasonably anticipated to be received from the Demised Premises for the then balance of the Demised Term.

     If Landlord shall not terminate this Lease, Landlord may exercise any over remedy available to it under law or in equity, including but not limited to accelerating and recovering from Tenant all rent and over monetary sums due and owing and scheduled to become due and owing under the Lease both before and after the date of such breach. Landlord will relet the

Premises or any part thereof and apply the proceeds of such reletting, after first paying the expenses incident to fixing up and reletting The Premises, to Tenant's account. No such reletting shall be deemed an acceptance of the surrender of this Lease. Tenant shall be liable for any and all prior defaults, including its failure properly to maintain the Premises, whether or not Landlord elects to terminate this Lease or elects other remedies. Tenant shall also be liable to Landlord for all Landlord's reasonable and necessary costs, including attorneys' fees, resulting from any default by Tenant. If Landlord elects to take possession of the Demised Premises without terminating this Lease, it may at any time thereafter terminate the Lease and be entitled to damages as provided in the preceding subparagraph. No reference to any specific right or remedy shall preclude Landlord from exercising any other right or from having any over remedy or from maintaining any action to which it may otherwise be entitled at law or in equity.

     The failure of Landlord to exercise any option herein provided on account of any default shall not constitute a waiver of the same for any subsequent default, and no waiver of any condition or covenant of this Lease by either party shall be deemed to constitute a waiver by either party of any default for the same or any other condition or covenant.

     Section 16.02  Default of Landlord

     Landlord shall in no event be charged with default in the performance of its obligations under this Lease unless and until Landlord shall have received written notice from Tenant specifying wherein Landlord has failed to perform any obligation hereunder, and Landlord shall have failed to perform such obligation, or remedy such default, within thirty (30) days (or such additional time as is reasonable required to correct any such default) after receipt of such notice from Tenant.

     Section 16.03  Status of Landlord

     Notwithstanding any other provisions of this Lease, Tenant agrees that no officer, director, agent, partner, shareholder, member or employee of Landlord or any subsequent owners of the Shopping Center shall be responsible of liable for the performance or non-performance of any agreement, covenant, or obligation of the Landlord in this Lease in his or her individual or personal capacity and Tenant agrees to look only to the Shopping Center as the sole asset for the payment and satisfaction of all obligations and liabilities of Landlord or any subsequent owners of the Shopping Center hereunder.

                                 ARTICLE XVII

                                MISCELLANEOUS


     Section 17.01  Waivers

     No waiver of any condition or covenant in this Lease by either party shall be deemed to imply or constitute a further waiver of the same or any other condition or covenant of this Lease.

     Section 17.02 Remedies Cumulative

     The remedies of Landlord shall be cumulative, and no one of them shall be construed as exclusive of any other or of any remedy prodded by law.


     Section 1.7.03 Subordination

     This Lease shall, at all times, be subject, subordinate and inferior to the ground lease of Shopping Center and the existing mortgages or deeds of trust on the Demised Premises or the Shopping Cent. The same shall apply to future mortgages or deeds of trust provided that a Nondisturbance and Attornment Agreement as, discussed below is provided to Tenant. Tenant shall, upon demand, execute any instrument necessary to effect the foregoing provision. Landlord shall use its best efforts to obtain a Nondisturbance Agreement and Attornment Agreement from the ground lessor of the shopping center and the mortgagee or trust deed beneficiary of the improvements of the shopping center. If Landlord is unable to obtain said Nondisturbance and Attornment Agreement in form satisfactory to Tenant within 7 days from the date of execution hereof, then this Lease shall terminate at Tenant's discretion exercised within 15 days after Landlord has failed to obtain such Agreement.

     Section 17.04  Warranties

     Landlord represents and warrants that:

     (a) so long as Tenant fulfills the conditions and covenants required of it to be performed, Tenant will have peaceful and quiet possession of the Demised Premises; and

     (b)  the figures stated in Section 3.02 are accurate.

     (c) the Demised Premises contains no less than 132,000 square feet and the total number of leasable square feet in the Shopping Center is approximately 451,500.

     (d) the existing heating and air conditioning equipment is adequate and satisfactory to provide normal heating and cooling to the Demised Premises for use as a retail department store. Water, electricity and gas for the same purposes are also available to the Demised Premises. landlord will continue to provide such utilities upon that same level, but Tenant must provide such services for purposes and usage beyond that presently provided.

     (e) all of the equipment and machinery in the Demised Premises is in good and satisfactory working condition.

     (f) to the best of Landlord's knowledge, there are no hazardous wastes, hazardous materials, chemical storage areas or asbestos within the Demised Premises which would cause unusual or extraordinary expense to Tenant in remodeling the Demised Premises and if there are Landlord shall remedy said problem.

     Section 17.05  Notices and Certificates

All notices required under this Lease shall be deemed to be properly served if sent by registered or certified mail with return receipt requested, to Landlord and Tenant at the address as specified on the first page of this Lease, or to such other addresses which Landlord or Tenant may designate in writing delivered to the other party for such purpose. Date of service of a notice served by mail and shall be the date on which such notice is deposited in a post office of the United States Postal Service. If Tenant is provided with the name and address of any mortgagee holding a mortgage on property which includes the Demised Premises, Tenant shall send to such mortgagee a copy of the notice of default or demand for performance served on Landlord and shall permit such mortgagee to cure such default or otherwise perform Landlord's obligations within thirty (30) days after receipt of such written notice by such mortgagee. Tenant and Landlord agree that, upon request of the other, it will execute a certificate with respect to the status of this Lease setting forth that it is in full force and effect and has not been altered, modified or amended (or specifying the nature of same); that there are no defaults of the other party known to the party so certifying (or specifying the nature of any known details); stating the date to which rental has been paid; and setting forth such additional information as Landlord may reasonably request. Upon written request of Tenant, Landlord shall provide Tenant with copy of Landlord's computations and the appropriate back up documentation concerning Tenant's pro rata share of insurance premiums and real estate taxes under Articles IX and XIV and concerning Shopping Center's Operating Cost under Article XII.

     Section 17.06  Relationship of Parties

     Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture, between the parties hereto,

     Section 17.07  Construction

     Whenever a world appears herein in it singular for, such work shall include the plural; and the neuter gender shall include the masculine and feminine genders, this Lease shall be construed without reference of titles of Article or Sections, which are inserted for reference only.

     Section 17.08  Consent

     Unless specified otherwise herein, Landlord's consent to any request of Tenant will not be unreasonably withheld. Landlord shall have no liability for damages resulting from Landlord's failure to give any consent, approval or instruction reserved to Landlord, Tenant's sole remedy in any such event being an action for injunctive relief.

     Section 17.09  Law of Nebraska

     This Lease has been executed under and shall be governed by the laws of the State of NEBRASKA.

     Section 17.10  Costs

     Tenant agrees to pay and indemnify Landlord against all costs and charges, including attorneys' fees, incurred in enforcing any covenant or agreement of Tenant contained in this Lease.

     If the operation of the Demised Premises by the Tenant shall require the Landlord to incur additional or increased expenses which are not similarly required by other Tenants of the Shopping Center, then Tenant shall pay such additional or increased expenses. Examples of such expenses are trash clean up in the vicinity of the Demised Premises and any additional outside or parking lot lighting required un Tenant's operation of the Demised Premises. Landlord shall have the right to remove any persons from any portion of the Shopping Center at any time, and to prevent or restrain the use of the Common Areas by unauthorized person, or persons whose conduct or appearance is objectionable to the Landlord.

     Section 17.11  Lease Memorandum

     This Lease shall not be recorded, provided, however, that Tenant shall have the right to record a short-term Lease Memorandum at any time.

     Section 17.12  Force Majeure

     In the event that Landlord shall be delayed or hindered in or prevented from doing or performing any act or thing required in this Lease by reason of spikes, lock-outs, casualties, acts of God, labor troubles, inability to procure materials, failures of power, governmental laws or regulations, riots, insurrection, war or other causes beyond the reasonable control of Landlord, then Landlord shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

     Section 17.13  Broker Involvement

     Landlord and Tenant represent and warrant to each other that no broker was involved in the negotiations leading to the negotiations leading to the execution of this Lease or brought it about either directly or indirectly with the exception of Maenner Real Estate Company, Inc. ("Maenner"). Maenner's commission shall be paid by Landlord.

     Section 17.14 Landlord's Rules

     Landlord shall be entitled to promulgate from time to time, in addition to the matters set forth in Section 5.02, reasonable rules and regulations governing use of the Demised Premises and of the Common Area. Tenant shall abide by all such reasonable rules and regulations.

     Section 17.15  Complete Agreement

     This Lease contains a complete expression of the agreement between the parties and there are no problems, representations or inducements except such as are herein provided.

     Section 17.16 Successors in Intent

     The covenants, agreements, terms, conditions and warranties of this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns, but shall create no right in any over person except as may be specifically provided for herein.

     Section 17.17 Right to Terminate

     In the event that any services or facilities necessary for Tenant to operate the Demised Premises for its intended purposes shall not be available for any reason, except the negligence or willful action of Tenant or Tenant's employees, and such service or facilities continue to be unavailable, Tenant shall have the right to terminate this lease upon twenty (20) days written notice, provided that such right to terminate shall be voided if Landlord agrees in good faith to correct such deficiency and takes all necessary action to correct such deficiency in a reasonable time frame.

        Section 17.18   Authority

        Landlord warrants that it has the absolute right and authority to enter this Lease Agreement and encumber the Demised Premises as provided herein. Landlord and Tenant each warrants that they have the right and authority to execute this Lease Agreement and the party signing on behalf of each of the parties is fully authorized to sign on behalf of the applicable party.

                                EXECUTION PAGE

                            SOUTHROADS MALL LEASE

                  UNITED INVESTMENT JOINT VENTURE, LANDLORD

                    AMERITRADE HOLDING CORPORATION, TENANT

                   EXECUTED ON THE DATE FIRST ABOVE WRITTEN



                                           AMERITRADE HOLDING CORPORATION
                                           4511 South 102nd Street
                                           Omaha, Nebraska 68127


                                           By: /s/ John Joe Ricketts
                                               ----------------------------
                                           Its: Chairman & CEO
                                               ----------------------------


STATE OF NEBRASKA      )
                       ) ss.
COUNTY OF DOUGLAS      )


        The foregoing instrument was acknowledged before me this 19th day of January, 1998, by John Joe Ricketts, Chairman and CEO of AMERITRADE HOLDING CORPORATION, a _____________ corporation, on behalf of the corporation.



                                                        Debra S. Koseluk
                                                        ------------------------
                                                        Notary Public

                 EXECUTED ON THE DATE FIRST APPEARING HEREIN.

By /S/ Alan Baer                           By
  -------------------------------------      ----------------------------------
Its       Chairman                         Its
   ------------------------------------       ---------------------------------
Printed Name  Alan Baer                    Printed Name
            ---------------------------                ------------------------


UNITED INVESTMENT JOINT VENTURE            AMERITRADE HOLDING CORP.
d/b/a SOUTHROADS MALL                      4211 SOUTH 102ND STREET
1001 FORT CROOK ROAD NORTH                 OMAHA, NE 68127
BELLEVUE, NE 68005
as Managing Agent tfor
SOUTHROADS SHOPPING CENTER
LIMITED LIABILITY COMPANY

            LANDLOARD                      TENANT


                                           -------------------------------------
                                           Attest







STATE OF NEBRASKA      )
                       ) ss.
COUNTY OF DOUGLAS      )


        The foregoing instrument was acknowledged before me this 19th day of January, 1998, by Alan Baer, Chairman of SOUTHROADS SHOPPING CENTER, LIMITED LIABILITY COMPANY, a ______________ corporation, on behalf of the corporation.




                                                        Debra S. Koseluk
                                                        ------------------------
                                                        Notary Public

                                  SCHEDULE A

                             MINIMUM ANNUAL RENT


               Lease Term                            Annual Rent
               ----------                            -----------
                   1                                 $442,200.00
                   2                                  455,466.00
                   3                                  469,130.00
                   4                                  483,204.00
                   5                                  497,700.00
                   6                                  512,631.00
                   7                                  528,010.00
                   8                                  543,850.00
                   9                                  560,166.00
                   10                                 576,971.00



           First Renewal Term
           ------------------
                   11                                 594,280.00
                   12                                 612,108.00
                   13                                 630,471.00
                   14                                 649,385.00
                   15                                 668,867.00


           Second Renewal Term
           -------------------
                   16                                 688,933.00
                   17                                 709,601.00
                   18                                 730,889.00
                   19                                 752,816.00
                   20                                 775,400.00